Exhibit 21.1

Subsidiary	State of Organization
Atlantic Power Holdings, Inc	Delaware
Atlantic Power Generation, Inc	Delaware
Atlantic Power Transmission, Inc	Delaware
Harbor Capital Holdings, LLC	Delaware
Epsilon Power Funding, LLC	Delaware
Teton Power Funding, LLC	Delaware
Epsilon Power Partners, LLC	Delaware
Chambers Cogeneration Limited Partnership	Delaware
Atlantic Path 15 Transmission, LLC	Delaware
Path 15 Funding TV, LLC	Delaware
Path 15 Funding KBT, LLC	Delaware
Path 15 Funding, LLC	Delaware
Atlantic Holdings Path 15, LLC	Delaware
Atlantic Path 15, LLC	Delaware
Auburndale Power Partners, Limited Partnership	Delaware
Auburndale GP, LLC	Delaware
Auburndale LP, LLC	Delaware
Atlantic Auburndale, LLC	Delaware
Atlantic Renewables Holdings, LLC	Delaware
Javelin Energy LLC	Delaware
Javelin Holdings, LLC	Delaware
Javelin Gregory General Corporation	Delaware
Gregory Holdings #1 LLC	Delaware
Gregory Power Partners, L.P.	Texas
Delta Person, LLC	Delaware
Teton East Coast Generation, LLC	Delaware
Badger Creek LTD	Texas
Badger Power Associates LP	Delaware
Badger Power Generation I, LLC	Delaware
Badger Power Generation II, LLC	Delaware
Pasco Cogen, LTD	Florida
Dade Investment, LP	Delaware
NCP Pasco LLC	Delaware
NCP Dade Power, LLC	Delaware
Selkirk Cogen Partners LP	Delaware
Teton Selkirk, LLC	Delaware
Orlando Cogen Limited LP	Delaware
Orlando Power Generation I, LLC	Delaware
Orlando Power Generation II, LLC	Delaware
Lake Cogen Ltd	Florida
Lake Investment LP	Delaware
NCP Gem LLC	Delaware
NCP Lake Power LLC	Delaware
Teton New Lake LLC	Delaware
Koma Kulshan Associates LP	California
Concrete Hydro Partners LP	Minnesota
Baker Lake Hydro LLC	Delaware
Olympia Hydro LLC	Delaware
AP Onondaga, LLC	Delaware
Onondaga Renewables, LLC	Delaware
Rollcast Energy, Inc.	North Carolina
Atlantic Idaho Wind Holdings, LLC	Delaware

Atlantic Idaho Wind A, LLC	Delaware
Atlantic Idaho Wind C, LLC	Delaware
Idaho Wind Partners 1, LLC	Delaware
Atlantic Piedmont Holdings, LLC	Delaware
Piedmont Green Power, LLC	Delaware
Atlantic Cadillac Holdings, LLC	Delaware
Cadillac Renewable Energy LLC	Delaware
Atlantic Power Services, LLC	Delaware
Atlantic Power Services Canada GP Inc.	British Columbia
Atlantic Power Services Canada LP	Ontario
Atlantic Power Limited Partnership (fka Capital Power Income L.P.)	Ontario
Atlantic Power GP Inc. (fka CPI Income Services Ltd.)	British Columbia
Atlantic Power Preferred Equity Ltd. (fka CPI Preferred Equity Ltd.)	Alberta
Atlantic Power Energy Services (Canada) Inc. (fka CP Energy Services (Canada) Inc.)	British Columbia
Atlantic Power (Coastal Rivers) Corporation (fka Coastal Rivers Power Corporation)	British Columbia
Atlantic Power (Williams Lake) Ltd. (fka CPI Power (Williams Lake) Ltd.)	British Columbia
Gregory Holdings #2, LLC	Delaware
Javelin Gregory Remington Corp.	Delaware
Atlantic Power (US) GP (fka CP Power (US) GP)	Delaware
Gregory Partners, LLC	Delaware
RP Wind ID, LLC	Delaware
Teton Operating Services, LLC	Delaware
Applied Energy LLC	California
BHB Power, LLC
AP (Curtis Palmer) LLC (fka CPI (CP) LLC)	Delaware
Atlantic Power Energy Services (US) LLC (fka CPI Energy Services (US) LLC)	Delaware
Atlantic Power FPLP Holdings, LLC (fka CPI FPLP Holdings LLC)	Delaware
Atlantic Power Enterprises LLC (fka CPI Power Enterprises LLC)	Delaware
AP Power Holdings Inc. (fka CPI Power Holdings Inc.)	Delaware
Atlantic Power USA LLC (fka CPI Power USA LLC)	Delaware
Atlantic Power USA Holdings LLC (fka CPI USA Holdings LLC)	Delaware
Atlantic Power USA Ventures LLC (fka CPI USA Ventures LLC)	Delaware
APDC, Inc. (fka CPIDC, Inc.)	Washington
Curtis Palmer LLC	Delaware
Delta Person GP, LLC	Delaware
Delta Person Limited Partnership	Delaware
EF Kenilworth LLC	California
EF Oxnard LLC	California
Frederickson Power Management Inc.	Washington
Frederickson Power LP	Washington
Manchief Holding LLC	Delaware
Manchief Inc.	Delaware
Manchief Power Company LLC	Delaware
Morris Cogeneration LLC	Delaware
Selkirk Cogen Funding Corporation	Delaware
Thermo Power & Electric LLC	Colorado
Atlantic Oklahoma Wind, LLC	Delaware

Atlantic Rockland Holdings, LLC	Delaware
Canadian Hills Wind, LLC	Oklahoma
Rockland Wind Ridgeline Holdings, LLC	Delaware
Rockland Wind Holdings, LLC
Rockland Wind Intermediate Holdings, LLC
Rockland Wind Farm LLC
Curtis/Palmer Hydroelectric Company LP	New York